UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2012

PFIZER INC.
(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
235 East 42nd Street New York, New York (Address of principal executive offices)
10017 (Zip Code)

Registrant's telephone number, including area code:

(212) 733-2323

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[   ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders
(a) Pfizer’s Annual Meeting of Shareholders was held on April 26, 2012.

(b) Shareholders voted on the matters set forth below.

1.  The nominees for election to the Board of Directors were elected, each for a one-year term, based upon the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Dennis A. Ausiello	5,237,792,339	44,427,736	16,200,247	941,266,186
M. Anthony Burns	5,195,193,778	86,955,169	16,273,232	941,266,186
W. Don Cornwell	5,138,452,279	138,258,325	21,710,058	941,268,156
Frances D. Fergusson	5,209,177,936	67,697,761	21,544,464	941,268,156
William H. Gray, III	5,144,354,646	131,959,395	22,108,002	941,266,186
Helen H. Hobbs	5,224,438,298	52,512,871	21,466,766	941,266,186
Constance J. Horner	5,190,908,220	86,614,493	20,899,900	941,266,186
James M. Kilts	5,152,407,085	125,802,968	20,203,024	941,268,156
George A. Lorch	5,195,217,758	81,410,083	21,791,120	941,266,186
John P. Mascotte	5,231,292,675	50,800,658	16,329,166	941,266,186
Suzanne Nora Johnson	5,198,479,329	79,113,151	20,825,271	941,268,156
Ian C. Read	5,091,227,906	189,617,720	17,576,937	941,266,186
Stephen W. Sanger	5,235,140,418	46,353,659	16,928,527	941,266,186
Marc Tessier-Lavigne	5,244,156,515	32,729,519	21,530,656	941,266,186

2.  The proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2012 was approved based upon the following votes:

Votes for approval	6,156,233,493
Votes against	65,519,014
Abstentions	17,934,694
Broker Non-Votes	N/A

3. The proposal to approve, on an advisory basis, the compensation of the Company's Named Executive Officers was approved based upon the following votes:

Votes for approval	5,074,328,710
Votes against	174,412,746
Abstentions	49,669,469
Broker-Non Votes	941,268,156

4.  The shareholder proposal regarding publication of political contributions was not approved based upon the following votes:

Votes for approval	204,684,969
Votes against	4,780,810,687
Abstentions	312,898,432
Broker-Non Votes	941,269,799

5.   The shareholder proposal regarding action by written consent was not approved based upon the following votes:

Votes for approval	2,623,725,971
Votes against	2,624,253,841
Abstentions	50,392,663
Broker non-votes	941,307,778

6.   The shareholder proposal regarding special shareholder meetings was not approved based upon the following votes:

Votes for approval	2,078,249,503
Votes against	3,180,552,583
Abstentions	39,576,219
Broker non-votes	941,307,778

7.   The shareholder proposal regarding an advisory vote on director pay was not approved based upon the following votes:

Votes for approval	288,756,654
Votes against	4,859,908,501
Abstentions	149,735,642
Broker non-votes	941,269,799

(c) Not applicable
(d) Not applicable.

SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

PFIZER INC.

By: /s/ Matthew Lepore Matthew Lepore
Title: Vice President & Corporate Secretary
Dated: April 27, 2012